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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report



                       Pursuant to Section 13 or 15 (d) of
                         Securities Exchange Act of 1934

     Date of Report:                    (Date of Earliest Event Reported):
     July 28, 1997                                July 23, 1997

                                 GROSSMAN'S INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State of Other Jurisdiction of Incorporation)

                  1-542                                38-0524830
           (Commission File No.)                   (I.R.S. Employer
                                                   Identification No.)

                   45 Dan Road
              Canton, Massachusetts                            02021
     (Address of Principal Executive Offices)               (Zip Code)

               Registrant's telephone number, including area code:

                                 (617) 830-4000






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Item 7(c) Exhibits

601. (99) Additional Exhibits - (i) Any additional exhibits which the registrant may wish to file shall be so marked as to indicate clearly the subject matter to which they refer.

Filed herewith:

News release dated July 22, 1997 announcing notification that Registrant's common stock will be delisted by NASDAQ, effective July 23, 1997











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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         GROSSMAN'S INC.

                                         By: /s/ Richard E. Kent
                                             --------------------------------
                                             Richard E. Kent
                                             Vice President, Secretary
                                             and General Counsel


Dated: July 28, 1997